INTANGIBLES (Details) (USD $)	Jun. 30, 2014	Dec. 31, 2013
Intangibles consists of the following:
License agreements	$ 350,000	$ 0
Website development	8,000	8,000
Total cost	358,000	8,000
Less: accumulated amortization	(25,500)	(8,000)
Intangibles, net	$ 332,500	$ 0